UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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Maxus Realty Trust, Inc.
(Name of Registrant as Specified in Its Charter)

Not Applicable
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MAXUS REALTY TRUST, INC.
104 ARMOUR ROAD
NORTH KANSAS CITY, MISSOURI 64116

April 2, 2007

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders to be held at 10:00 A.M. on May 8, 2007, in the 7th Floor Conference Room at 700 West 47th Street, Kansas City, Missouri. Information regarding business to be conducted at the meeting is set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

The Board of Trustees of Maxus Realty Trust, Inc. (the “Trust”) is asking you to consider and vote on the proposals contained in the enclosed Proxy Statement, which provides detailed information concerning the election of trustees. You are urged to read the enclosed Proxy Statement carefully.

We cannot stress enough the importance of the vote of every shareholder, regardless of the number of shares owned. Therefore, even if you are planning to attend the meeting, we urge you to complete and return the enclosed proxy to ensure that your shares will be represented. A postage-paid envelope is enclosed for your convenience. Should you later decide to attend the meeting, you may revoke your proxy at any time and vote your shares personally at the meeting.

We look forward to seeing many shareholders at the meeting.

Sincerely,

/s/ David L. Johnson
David L. Johnson
Chairman of the Board,
President and
Chief Executive Officer

MAXUS REALTY TRUST, INC.
104 ARMOUR ROAD
NORTH KANSAS CITY, MISSOURI 64116

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 8, 2007

To the Shareholders of Maxus Realty Trust, Inc.:

You are hereby notified that the Annual Meeting of Shareholders of Maxus Realty Trust, Inc. (the “Trust”) will be held at10:00 A.M. on May 8, 2007, in the 7th Floor Conference Room at 700 W. 47th Street, Kansas City, Missouri, for the following purposes:

1.	To elect seven trustees to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualify.

2.
To consider and vote on a proposal to adjourn the Annual Meeting of Shareholders to allow for additional solicitation of shareholder proxies or votes in the event that the number of proxies or votes to obtain a quorum or to approve Proposal 1 have not been received by the date of the Annual Meeting of Shareholders.

3.	To consider and act on such other business as may properly come before the meeting or any adjournment thereof.

The Trust’s Board of Trustees has fixed the close of business on March 19, 2007, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting.

BY ORDER OF THE BOARD OF TRUSTEES

/s/ DeAnn Totta
DeAnn Totta, Secretary
April 2, 2007
North Kansas City, Missouri

MAXUS REALTY TRUST, INC.
104 ARMOUR ROAD
NORTH KANSAS CITY, MISSOURI 64116

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 8, 2007

The Board of Trustees of Maxus Realty Trust, Inc. (the “Trust”) is soliciting the enclosed proxy for its use at the Annual Meeting of Shareholders to be held at 10:00 A.M. on May 8, 2007, in the 7th Floor Conference Room at 700 W. 47th Street, Kansas City, Missouri, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Board is first mailing this Proxy Statement and the enclosed form of proxy on or about April 2, 2007.

Introduction

The Board of Trustees is asking you to vote on nominees to the Board of Trustees.

Record Date

The Board of Trustees has fixed the close of business on March 19, 2007, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. On February 26, 2007, there were issued and outstanding and entitled to vote 1,402,396 shares of the Trust’s common stock, par value $1.00 per share. The presence in person or by proxy of the holders of record of a majority of the shares of Trust common stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the meeting.

Proxies

If you sign and return the enclosed proxy card, the proxies named therein will vote the shares, which the proxy represents, in accordance with the specifications thereon. If you do not indicate the manner in which you want your shares voted on the proxy card, the proxies will vote them for the nominees for Trustees named herein. If you are a participant in the Trust’s First Amended Optional Stock Dividend Plan (formerly the Dividend Reinvestment Plan), the proxy card represents the number of full shares in your optional stock dividend plan account, as well as shares registered in your name.

You may revoke your proxy at any time before it is voted by (i) delivering to the Secretary of the Trust written notice of revocation bearing a later date than the proxy, (ii) submitting a later dated proxy, or (iii) revoking the proxy and voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy. Any written notice revoking a proxy should be sent to DeAnn M. Totta, Secretary, Maxus Realty Trust, Inc., 104 Armour, North Kansas City, Missouri 64116.

Voting
Shareholders are entitled to one vote per share on all matters, except for the election of Trustees, as to which cumulative voting applies. Under cumulative voting, each shareholder is entitled to cast that number of votes equal to the number of shares held by the shareholder multiplied by the number of Trustees to be elected, and all of such votes may be cast for a single Trustee or may be distributed among the nominees as the shareholder wishes. If you want to cumulate your votes, you should mark the accompanying proxy card to clearly indicate how you want to exercise the right to cumulate votes and specify how you want votes allocated among the nominees for Trustees. For example, you may write “cumulate” on the proxy card and write next to the name of the nominee or nominees for whom you desire to cast votes the number of votes to be cast for such nominee or nominees. Alternatively, without exercising your right to vote cumulatively, you may instruct the proxy holders not to vote for one or more of the nominees by marking on the proxy card “For All Except” and filling in the circle next to each nominee that you wish to withhold your vote. By not marking the proxy card with respect to the election of Trustees to indicate how you want votes allocated among the nominees, you will be granting authority to the persons named in the proxy card to cumulate votes if they choose to do so and to allocate votes among the nominees in such a manner as they determine is necessary in order to elect all or as many of the nominees as possible.

Trustees must be elected by a plurality vote. To be elected, a nominee must be one of the seven candidates who receives the most votes out of all votes cast at the Annual Meeting. The affirmative vote of the holders of a majority of the shares which are present in person or represented by proxy at the Annual Meeting is required to adjourn the Annual Meeting or to act on any other matters properly brought before the Meeting.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If you indicate “abstain” or “withheld” on a matter, your shares will be deemed present for that matter. In tabulating votes cast on the election of Trustees, broker non-votes are not counted for purposes of determining the Trustees who have been elected. Shares withheld will have no impact on the election of Trustees except to the extent that (i) the failure to vote for an individual nominee results in another nominee receiving a larger proportion of the vote and (ii) withholding authority to vote for all nominees has the effect of abstaining from voting for any nominee. In tabulating votes on other matters, abstentions will have the effect of a negative vote and broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

Discretionary Authority

By executing a proxy, you will be giving the proxies discretionary authority to vote your shares on any other business that may properly come before the meeting and any adjournment thereof as to which the Trust did not have notice a reasonable time prior to the date of mailing this proxy statement. The Board of Trustees is not aware of any such other business and does not itself intend to present any such other business. However, if such other business does come before the meeting, the persons named in the proxy will vote, in accordance with their best judgment, the shares represented by such proxies. A proxy also confers discretionary authority on the persons named therein to approve minutes of the last

Annual Meeting of Shareholders, to vote on matters incident to the conduct of the meeting and to vote on the election of any person as a Trustee if a nominee herein named should decline or become unable to serve as a Trustee for any reason.

Costs of Solicitation

The Trust will pay all costs of preparing and soliciting proxies for the Annual Meeting. In addition to solicitation by mail, officers and Trustees of the Trust may solicit proxies from shareholders personally, or by telephone. The Trust will also reimburse brokerage (inns, banks and other nominees) for their reasonable costs incurred in forwarding proxy materials for shares held of record by them to the beneficial owners of such shares.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this Proxy Statement constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this Proxy Statement, the words “estimate,” “project,” “anticipate,” “expect,” “intend,” “believe” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance and achievements of the Trust, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among other things, the following factors, as well as those factors discussed elsewhere in the Trust’s filings with the Commission: competition, inflation, the ability to retain tenants, general economic, business, market and social conditions, trends in the real estate investment market, projected leasing and sales, future prospects for the Trust and other factors referred to in this Proxy Statement.

PROPOSAL 1

ELECTION OF TRUSTEES

The Board of Trustees proposes the election of the seven nominees listed below to serve as Trustees of the Trust until the next Annual Meeting of Shareholders and until their successors have been elected and qualify, or until their earlier death, resignation or removal. If any vacancy in the list of nominees shall occur for any reason, the Board of Trustees will select a substitute nominee to be voted upon at the Annual Meeting.

The following is a brief summary of the business experience during the past five years of each of the nominees for election as Trustees of the Trust, including, where applicable, information regarding other directorships held by each nominee:

Mr. David L. Johnson, age 50, has served as a Trustee, Chairman of the Board, President and Chief Executive Officer of the Trust since May 11, 2004. He also served as Trustee from November 27, 1999 until May 13, 2003. He also served as Chief Executive Officer from November 27, 1999 until January 25, 2002. Mr. Johnson is also majority shareholder and Chairman of Maxus Properties, Inc. (“Maxus”), a Missouri corporation located at 104 Armour Road, North Kansas City, Missouri 64116 that specializes in commercial property management for affiliated owners. Maxus employs more than 236 people to manage 51 commercial and residential properties, including more than 7,285 apartment units and approximately 640,746 square feet of retail and office space. He has served as Chairman of Maxus since its inception in 1988. Mr. Johnson is also on the Board of Directors of Maxus Capital Corp.

Mr. Danley K. Sheldon, age 48, has served as a Trustee since January 25, 2002. He was formerly the Trust’s President and Chief Executive Officer from January 2002 until May 2004. Mr. Sheldon also was formerly the Chief Executive Officer of Maxus from May 2002 until September 2003. Prior to joining Maxus, Mr. Sheldon held various positions with Ferrellgas Partners, L.P., a New York Stock Exchange listed company (NYSE:FGP) including at various times the positions of Chief Financial Officer, President and Chief Executive Officer. Mr. Sheldon is a former member of the board of directors of Blue Cross Blue Shield of Kansas City and the board of directors of The Greater Kansas City Community Foundation.  Mr. Sheldon is presently CEO of Briarcliff Investors, LLC, a private investment company and President, co-founder and member of Sheldon Enterprises, LLC that is involved with the development and operation of a casual dining restaurant concept.

Mr. Monte McDowell, age 49, has served as a Trustee since November 9, 1999. He is President, Chief Executive Officer and principal shareholder of McDowell Holdings, Inc., a Missouri corporation that is a diversified holding company with interests in the outdoor sports industry and wholesale pharmaceutical distribution. Previously, Mr. McDowell was President, Chief Executive Officer and principal shareholder of Home Medical Specialty Equipment, Inc., a Missouri corporation doing business as MED4HOME, involving capital equipment medical sales.

Mr. Christopher J. Garlich, age 49, has served as a Trustee since November 27, 1999. He is the Executive Vice President and member of Bancorp Services, LLC, a Missouri limited liability company, specializing in the development, administration and distribution of life insurance products to the corporate and high net worth market place. Mr. Garlich, through a wholly-owned trust, was also the majority shareholder of Maxus from February 2003 to March 2006.

Mr. W. Robert Kohorst, age 54, has served as a Trustee since May 15, 2002. He is President, founding shareholder and majority owner of Everest Properties, LLC (“Everest”), which specializes in real estate and related investments, which operates through subsidiaries and affiliates.

Mr. Jose L. Evans, age 43, has served as a Trustee since May 13, 2003. He is President and sole owner of Assured Quality Title Company, a real estate title insurance agency and escrow company.

Mr. Kevan D. Acord, age 48, has served as a Trustee since May 11, 2004. He is an attorney and certified public accountant in private practice in Lenexa, Kansas. He is the sole shareholder of Kevan D. Acord, P.A., a Lenexa, Kansas, based law firm specializing in the areas of federal and state income taxation, corporation law, and merger and acquisitions law. Mr. Acord is also the Managing Partner of Acord Cox & Company, a full-service Lenexa, Kansas based certified public accounting firm. Prior to joining his own law and accounting firm in 1992, Mr. Acord was a Senior Tax Manager with the international accounting firm of Deloitte & Touche.

Each of Messrs. McDowell, Kohorst, Evans, Sheldon, Garlich and Acord are Independent Trustees as defined in the Trust’s Bylaws. The Trust does not currently have a website, however, the definition of Independent Trustee under the Trust’s Bylaws is available to security holders at Exhibit 3.2 to the Trust’s annual report on Form 10-K for the fiscal year ended December 31, 1978, incorporated in this Form 10-K by reference.

The Board has determined that each of the trustees currently slated for re-election is independent within the meaning of the National Association of Securities Dealers (“NASD”) listing standards for the National Stock Market, Inc. (“NASDAQ”), Rule 4200(a)(15), with the exception of (i) Mr. Sheldon, the former President and Chief Executive Officer of the Trust, (ii) Mr. Garlich, formerly a majority shareholder of Maxus and (iii) Mr. Johnson, the Chairman of Maxus and the current Chairman, President and Chief Executive Officer of the Trust.

The Board of Trustees Recommends a Vote For The Above Nominees For Trustees of The Trust.

Communicating with the Board of Trustees

Shareholders may communicate with the Board of Trustees, its committees or any member of the Board of Trustees by sending a letter in care of the Trust’s Corporate Secretary at 104 Armour Boulevard, North Kansas City, Missouri 64116. The Board of Trustees’ policy is to have all shareholder communications compiled by the Corporate Secretary and forwarded directly to the Board, the committee or the trustee as indicated in the letter. All letters will be forwarded to the appropriate party. The Board of Trustees reserves the right to revise this policy in the event that this process is abused, becomes unworkable or otherwise does not efficiently serve the purpose of the policy.

Meetings and Committees of the Board

Among the standing committees of the Board of Trustees are the Executive Committee, the Audit Committee and the Nominating Committee. It is the view of the Board of Trustees that it is not necessary for the Trust to have a compensation committee, since all executives of the Trust are compensated by the Trust’s management company, pursuant to the compensation policy of the independent trustees of the Board. The independent trustees have determined that it continues to be in the best interest of the Trust not to compensate the Trust’s executive officers and that the Trust’s compensation of non-management Trustees is still appropriate.

David L. Johnson, as the principal executive officer of the Trust, does not receive any compensation from the Trust or Maxus for services provided by Mr. Johnson to the Trust.

The Executive Committee

The Executive Committee is comprised of David L. Johnson, W. Robert Kohorst, and Monte McDowell. The Executive Committee is empowered to exercise, between regular meetings of the Board of Trustees, all of the authority of the Board of Trustees in the management of the Trust.

The Audit Committee

The Audit Committee represents the Board of Trustees in overseeing the Trust’s accounting and financial reporting processes and financial statement audits. The Audit Committee also reviews the implementation of the Trust’s code of conduct. In this regard, the Audit Committee assists the Board of Trustees by reviewing the financial information disclosure, the internal controls established by management and the internal and external audit process. The Audit Committee currently consists of Messrs. Kohorst (Chairman), Acord and Evans. The Audit Committee has been established in accordance with Securities and Exchange Commission rules and regulations, and all the members of the Audit Committee are independent as independence for audit committee members is defined under Rule 4200(a)(15) of the NASDAQ listing standards. The Board of Trustees has determined that Mr. W. Robert Kohorst, the Audit Committee Chairman, qualifies as an “audit committee financial expert” within the meaning of Securities and Exchange Commission rules and regulations. In February 2004, the Board amended the Audit Committee charter to include additional requirements related to the Sarbanes-Oxley Act of 2002 and NASDAQ listing standards. The Audit Committee Charter, as amended and adopted on February 11, 2004, is attached as Appendix A to this Proxy Statement.

The information in or referred to in the foregoing paragraph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Trust specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Nominating Committee

The Board of Trustees established a nominating committee and adopted a charter for the committee at its annual meeting on May 11, 2004, after the Annual Meeting of the Shareholders. The Nominating Committee Charter as adopted on May 11, 2004 was included as Appendix A to the Trust’s proxy statement for 2005 filed with the Securities and Exchange Commission on March 11, 2005. The Nominating Committee consists of Messrs. Acord, Evans and McDowell, each of whom is independent within the meaning of NASD’s listing standards. The Nominating Committee’s purpose is to identify and recommend individuals to the Board for nomination as members of the Board.

Trustee Nomination Process

Effective January 11, 2005, the Nominating Committee adopted certain policies and procedures applicable to the nominating committee process. The policies and procedures provide that the Nominating Committee should consider the following criteria in selecting nominees:

•	financial, regulatory and business experience;

•	familiarity with and participation in the local community;

•	integrity, honesty and reputation;

•	dedication to the Trust and its shareholders; independence; and

•	any other factors the Nominating Committee deems relevant, including diversity, size of the Board of Trustees and regulatory disclosure obligations.

The policies and procedures adopted by the Nominating Committee include the process for identifying and evaluating nominees. For purposes of identifying nominees for the Board of Trustees, the Nominating Committee should rely on their personal contacts and other members of the Board of Trustees. The Nominating Committee will also consider trustee candidates recommended by shareholders as described below.

In evaluating potential nominees, the Nominating Committee is to determine whether the nominee is eligible and qualified for service on the Board of Trustees by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating Committee is to conduct a check of the individual’s background and interview the candidate. The Nominating Committee may in its sole discretion require candidates (including a shareholder recommended candidate) to complete a form of questionnaire similar to questionnaires completed by trustee nominees prior to filing the Trust’s proxy statement.

The trustee nominees named in this proxy statement were recommended to the Board by the Nominating Committee.

Procedures Regarding Trustee Candidates Recommended By Shareholders

Under the policies and procedures adopted by the Nominating Committee, the Nominating Committee will also consider shareholder recommendations of qualified nominees when such recommendations are submitted in accordance with the procedures below. In order to have a nominee considered by the Nominating Committee for election at the 2008 annual meeting, a shareholder must submit its recommendation in writing to the attention of the Trust’s Corporate Secretary at 104 Armour Boulevard, North Kansas City 64116 not later than December 4, 2007. Any such recommendation must include:

•	the name of the person recommended as a trustee candidate;

•
all information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

•	the written consent of the person being recommended as a trustee candidate to being named in the proxy statement as a nominee and to serving as a trustee if elected;

•
with regard to the shareholder making the recommendation, the shareholder’s name and address as they appear on the Trust’s records; provided, however, that if the shareholder is not a registered holder of the Trust’s common stock, the shareholder must submit his or her name and address along with a current written statement from the record holder of the shares that reflects such shareholder’s beneficial ownership of the Trust’s common stock and the record holder’s name and address as they appear on the Trust’s records; and

•	statement disclosing whether such shareholder is acting with or on behalf of any other person, entity or group and, if applicable, the identity of such person, entity or group.

Once the Nominating Committee receives the recommendation, the Nominating Committee will deliver to the candidate a questionnaire that requests additional information about the candidate’s independence, qualifications and other matters that will assist the Nominating Committee in evaluating the candidate, as well as certain information that must be disclosed about the candidate in our proxy statement or other regulatory filings, if nominated. Candidates must complete and return the questionnaire within the time frame provided, to be considered for nomination by the Nominating Committee.

Attendance at Meetings

From January 1, 2006 to December 31, 2006, the Board of Trustees met nine (9) times, the Audit Committee met four (4) times and the Nominating Committee met one (1) time. All of the incumbent Trustees attended seventy-five percent or more of all of the meetings of the Board of Trustees and meetings held by those committees of the Board on which they served, except Monte McDowell who attended fewer than seventy-five percent of the Board of Trustees meetings. The Executive Committee did not meet during 2006.

Each year the Annual Meeting of Shareholders is held on the same day as the Annual Meeting of the Board of Trustees. Although there is no policy requiring Board members to attend the Annual Meeting of the Shareholders, all Board members usually attend both the Annual Meeting of Shareholders and the Annual Meeting of the Board of Trustees. All Board members attended the 2006 Annual Meeting of Shareholders either in person or by telephone.

Audit Committee Report

The Audit Committee has reviewed and discussed with management the audited financial statements for the year ended December 31, 2006; has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380), as modified or supplemented; has received the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1, as may be modified or supplemented; and has discussed with the independent auditors the auditors’ independence. Based on such review and discussions, the Audit Committee has recommended to the Board of Trustees that the audited financial statements for the year ended December 31, 2006, be included in the Trust’s Annual Report on Form I0-KSB for filing with the Securities and Exchange Commission.

This report is made over the name of each member of the Audit Committee, namely W. Robert Kohorst (Chairman), Jose L. Evans and Kevan D. Acord.

The Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Trust specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Audit Fees

The aggregate fees billed the Trust by KPMG LLP for professional services rendered for the audit of the Trust’s annual financial statements for the years ended December 31, 2005 and December 31, 2006, and the review of the financial statements included in the Trust’s reports on Form 8-K and Form 10-QSB during the years 2005 and 2006 were $114,800 and $96,300, respectively.

Audit-Related Fees

KPMG LLP did not bill any fees to the Trust for assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements and that are not reported under the preceding caption for the years ended December 31, 2005 and December 31, 2006.

Tax Fees

KPMG LLP did not bill any fees to the Trust for any tax compliance, tax advice or tax planning during the years ended December 31, 2005 and December 31, 2006.

All Other Fees

KPMG LLP did not bill any fees to the Trust for any services other than those described under the preceding three captions during the years ended December 31, 2005 and December 31, 2006.

Audit Committee’s Pre-Approval Policies

The Audit Committee’s policy is to pre-approve all audit services and all permitted non-audit services (including the fees and terms thereof) to be provided by the Trust’s independent auditor; provided, however, pre-approval requirements for non-audit services are not required if all such services (1) do not aggregate to more than five percent of total revenues paid by the Trust to its accountant in the fiscal year when services are provided; (2) were not recognized as non-audit services at the time of the engagement; and (3) are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee.

All of KPMG’s fees in 2005 and 2006 described above were approved in advance by the Audit Committee, except for the fees associated with the accounting of the impairment due to the destruction caused by Hurricane Katrina in 2005, which represented 17% of KPMG’s aggregate fees in 2005.

Trustees’ Compensation

Pursuant to the Trust’s Bylaws, the Trust’s officers who serve as Trustees do not receive compensation for their services as Trustees, nor do Trustees that were not independent trustees under the Trust’s Bylaws at any time during the fiscal year. The following table provides all compensation paid to the non-management Trustees of the Trust.

Trustee Compensation Table

	Fees Earned Or	All Other
	Paid in Cash	Compensation	Total
Name	($)	($)	($)
Kevan D. Acord	$3,825	0	$3,825
Jose L. Evans	$3,825	0	$3,825
W. Robert Kohorst	$3,600	0	$3,600
Monte McDowell	$2,250	0	$2,250
Danley K. Sheldon	$3,375	0	$3,375

The Trust pays Independent Trustees the following fees: (a) $900 annual fee, (b) $450 for each meeting attended in person and (c) $225 for each meeting attended by telephone conference at which a vote was taken. In addition, the Trust reimburses the Independent Trustees for their travel expenses and other out-of-pocket expenses incurred in connection with attending meetings and carrying on the Trust’s business.

There are no family relationships between any of the Trustees or executive officers.

Executive Officers

		POSITIONS OR OFFICES
NAME	AGE	WITH THE TRUST

David L. Johnson(1)	50	Chairman of the Board, President,
		Chief Executive Officer and Trustee

John W. Alvey	48	Vice President and Chief Financial
		and Accounting Officer

Mr. John W. Alvey has served as Vice President and Chief Financial and Accounting Officer since November 1999. He served as a Trustee from September 19, 2000 until May 15, 2002. He is also Executive Vice President and Chief Financial Officer of Maxus. He has served in these capacities since 1988. Mr. Alvey is also on the Board of Directors of Maxus Capital Corp., the managing general partner of Maxus Real Property Investors-Four, L.P., a Missouri limited partnership that is a public reporting company.

(1) Mr. Johnson became Chairman of the Board, President and Chief Executive Officer on May 11, 2004. Prior to such date, Mr. Danley K. Sheldon served in such capacities. For biographical information on Messrs. Johnson and Sheldon, see “ELECTION OF TRUSTEES.”

Executive Compensation

All of the Company’s executive officers are employees of Maxus and are compensated only for their service to Maxus. See “RELATED TRANSACTIONS” for a description of the management relationship of Maxus and the Trust. None of the Trust’s executive officers, including the principal executive officer, receive compensation for their service as an executive officer of the Trust.

Related Transactions

The Trust has entered into an agreement with Maxus to manage the Trust’s properties. David L. Johnson, Chairman, President, Chief Executive Officer and a Trustee of the Trust, is the majority shareholder and Chairman of Maxus. Christopher J. Garlich, a current Trustee, through a wholly-owned trust, was the majority shareholder of Maxus from February 2003 to March 2006. John W. Alvey is also an executive officer of Maxus. Management fees of $391,000 and $386,000 payable to Maxus have been incurred for the years ended December 31, 2005 and December 31, 2006, respectively. The management fees the Trust pays Maxus for the management of the properties held by the Trust range from 3% to 5% of the monthly gross receipts from the operation of each of the properties held by the Trust. In addition, certain Maxus employees are located at the Trust’s properties and perform leasing, maintenance, office management and other related services for these properties. The Trust recognized $978,000 and $1,096,000 of such payroll costs for the years ended December 31, 2005 and December 31, 2006, respectively, that have been or will be reimbursed to Maxus by the Trust.

In January 2007, the Trust’s audit committee approved fees totaling $50,000 to be paid to Maxus for certain employees’ time and services rendered in 2006 for the refinancing of the debt on the Landings and Bicycle Club Apartments. The Trust’s Audit Committee also approved fees totaling $57,500 to be paid to Maxus for certain employees’ time and services rendered in 2006 for the acquisition of Northtown Business Center and Valley Forge Apartments and the disposition of Arbor Gate Apartments. In 2007, the Trust’s audit committee also approved fees totaling $75,000 to be paid to Maxus for certain employees’ time and services rendered in 2007 related to the acquisition of Highland Pointe Apartments.

Report of the Independent Trustees

The Trust does not have a compensation committee responsible for establishing an executive compensation policy and plan for the Trust. In the place of such a compensation committee, the Independent Trustees are responsible for establishing the executive compensation policies. The Independent Trustees review and approve all compensation plans, benefit programs and perquisites for executives.

The Independent Trustees have determined not to pay the executive officers a salary or enter into employment agreements with the executive officers because the executive officers (i) are already significant shareholders of the Trust and (ii) are affiliates of the management company hired by the Trust to manage the properties held by the Trust. The Independent Trustees review this compensation policy on an annual basis.

This report was made over the name of each of the Independent Trustees: Monte McDowell, Kevan D. Acord, W. Robert Kohorst, Danley K. Sheldon and Jose L. Evans.

PROPOSAL 2

PROPOSAL TO APPROVE ANY ADJOURNMENT
OF THE ANNUAL MEETING

A vote (i) in person by a shareholder for adjournment of the Annual Meeting of Shareholders or (ii) for Proposal 2 on the proxy card authorizing the named proxies on the proxy card to vote the shares covered by such proxy to adjourn the Annual Meeting of Shareholders would allow for additional solicitation of shareholder proxies or votes to obtain more proxies or votes in favor of Proposal 1. Consequently, it is not likely to be in the interest of shareholders who intend to vote against Proposal 1 to vote in person to adjourn the Annual Meeting of Shareholders or to vote for Proposal 2 on the proxy card.

The Board of Trustees Recommends a Vote for Any Proposal to Adjourn The Annual Meeting to Allow For Additional Solicitation of Shareholder Proxies or Votes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth information as of February 26, 2007, regarding the number of shares of the Trust beneficially owned by each of the Trustees, nominees for Trustee and executive officers of the Trust, by any other person, if any, known to own 5% or more of the Trust’s outstanding shares and by all current Trustees, nominees for Trustees and executive officers as a group:
Name of	Amount and Nature of		Percent
Beneficial Owner (l)	Beneficial Owner (2)		of Class (3)

David L. Johnson	192,373	(4)	13.7
John W. Alvey	55,881	(5)	4.0
Christopher J. Garlich	77,482	(6)	5.5
Monte McDowell	22,584	(7)	1.6
Danley K. Sheldon	23,000	(8)	1.6
W. Robert Kohorst	39,981	(9)	2.9
Kevan D. Acord	61,005	(10)	4.4
Jose L. Evans	29,676		2.1

Mercury Real Estate	102,223	(11)	7.3
Advisors LLC
100 Field Point Road
Greenwich, CT 06830

Mercury Special Situations	71,410	(11)	5.1
Fund LP
100 Field Point Road
Greenwich, CT 06830

Malcolm F. MacLean IV	102,223	(11)	7.3
100 Field Point Road
Greenwich, CT 06830

David R. Jarvis	102,223	(11)	7.3
100 Field Point Road
Greenwich, CT 06830

MacKenzie Patterson	100,000	(12)	7.1
Fuller, Inc. (12)
1640 School Street
Moraga, CA. 94556

Trustees and Executive	494,607		35.3
Officers as a Group

1.
Each of the named beneficial owners other than Mercury Real Estate Advisors LLC, Mercury Special Situations Fund LP, Messrs. MacLean and Jarvis and MacKenzie Patterson Fuller, Inc. may be reached at the Trust’s executive offices: c/o Maxus Realty Trust, 104 Armour Boulevard, North Kansas City, Missouri 64116.

2.
Under the rules of the Securities and Exchange Commission, persons who have power to vote or dispose of securities, either alone or jointly with others, are deemed to be the beneficial owners of such securities. Except as described in the footnotes below, the Trustee has both sole voting power and sole investment power with respect to the shares set forth in the table.

3.	An asterisk indicates that the number of shares beneficially owned do not exceed one percent of the number of shares of common stock issued and outstanding.

4.
Includes: (i) 151,491 shares held by Mr. Johnson and his wife as joint tenants with right of survivorship, (ii) 150 shares held in an individual retirement account for Mr. Johnson’s benefit, (iii) 300 shares held by his minor son and daughter and (iv) 40,432 units of Maxus Operating Limited Partnership (“MOLP”), the Trust’s operating limited partnership, which are currently convertible into 40,432 shares of the Trust’s common stock. Does not include (i) 49,946 shares pledged as collateral to Sunset Plaza Realty Partners, L.P. (“Sunset”), a limited partnership in which Mr. Johnson and his wife indirectly are the principal equity interest holders, to secure loans made by Sunset and (ii) 37,881 shares pledged as collateral to Bond Purchase, L.L.C. (“Bond Purchase”), a limited liability company in which Mr. Johnson and his wife are the majority equity interest holders, to secure a loan to NKC Associates, L.L.C. (as described in note (5) below).

5.
Includes shared voting and dispositive power of the 37,881 shares held by NKC Associates, L.L.C., a Missouri limited liability company (“NKC”), in which Mr. Alvey holds a 22.5% equity interest. NKC acquired these shares with funds from a demand loan made by Bond Purchase, L.L.C., a Missouri limited liability company and affiliate of David L. Johnson. The demand loan is secured by the 37,881 shares of the Trust acquired by NKC, with interest accruing on the unpaid balance at a rate of eight percent per annum. Substantially all of the shares purchased by Mr. Alvey other than the shares acquired by NKC Associates, L.L.C. were purchased with funds loaned to Mr. Alvey by David L. Johnson and his wife and his affiliates. These loans are unsecured.

6.	Includes 50,982 shares held by a trust in which Mr. Garlich is the grantor and trustee and 26,500 shares held by Mr. Garlich’s wife.

7.
Includes: (i) 11,000 shares held by a revocable trust for the benefit of Mr. McDowell’s minor son, (ii) 7,375 shares held by McDowell Investments, L.P., a Missouri limited partnership in which Mr. McDowell is the 100% equity owner (“McDowell Investments”), (iii) 4,009 shares held by his minor son in a custodial account in which Mr. McDowell is the custodian and (iv) 200 shares held by his  wife.

8.	20,000 shares have been pledged as collateral to Sunset to secure loans made by Sunset to Mr. Sheldon. 1,000 shares are held jointly with his spouse.

9.
Includes (i) 36,471 shares held by Everest Management, LLC, of which Mr. Kohorst is a 50% beneficial owner through his pension plan. (ii) 700 shares held in Mr. Kohorst’s individual retirement account and (iii) 2,000 shares held in Mr. Kohorst’s wife’s individual retirement account.

10.
Includes (i) 2,130 held by Mr. Acord’s wife, (ii) 7,375 shares held by McDowell Investments, of which shares Mr. Acord does not have beneficial ownership but has the power to direct the voting or disposition and (iii) 51,500 shares held by Maxus Holdings, LLC, of which shares Mr. Acord does not have beneficial ownership but has the power to direct the voting or disposition.

11.
Pursuant to Amendment No. 2 to the Schedule 13D jointly filed by Mercury Real Estate Advisors LLC, Mercury Special Situations Fund LP, Malcolm F. MacLean IV and David R. Jarvis on October 18, 2006. Each of these reporting persons reported beneficial ownership of all or a certain portion of the 102,223 shares acquired by the reporting persons.

12.
Based on information provided on Schedule 13G filed with the SEC on November 18, 2005. The Trust’s shares are owned by affiliated funds managed by MacKenzie Patterson Fuller, Inc. (“MPF”). MPF and each of the affiliated funds disclaim beneficial ownership of each other’s shares. MPF has the power to direct the voting or disposition of all of the shares.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Trust’s officers and Trustees, and persons who own more than ten percent of the Trust’s common stock, to file reports of ownership and changes in ownership with the SEC. Officers, Trustees and greater than ten percent shareholders are required by SEC regulation to furnish the Trust with copies of all Section 16(a) forms they file.

Based primarily on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Form 5s were required for those persons, the Trust believes that, during fiscal 2005, all filing requirements applicable to its officers, Trustees, and greater than ten-percent beneficial owners were complied with, except that Kevan D. Acord did not timely file a Form 4 to report his acquisition of the beneficial ownership on February 22, 2007 of 2,500 shares of the Trust’s common stock as a result of the merger of McDowell Foods, Inc. into McDowell Investments, LP.

Independent Auditors

The Audit Committee has requested bids from KPMG LLP and other independent auditors to serve as the Trust’s independent auditor for the fiscal year ended December 31, 2007, but has not yet selected an independent auditor for the fiscal year ended December 31, 2007. KPMG LLP served as the Trust’s independent auditor for the fiscal year ended December 31, 2006. Representatives of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer questions for the shareholders.

Other Business

Other than those items set forth herein, the Board of Trustees knows of no other business to be presented for consideration at the Annual Meeting. Should any other matters properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the proxies to vote such proxies in accordance with their best judgment on such matters.

Shareholder Proposals for the 2008 Annual Meeting of Shareholders

Shareholders who wish to present proposals for action at the Annual Meeting of Shareholders to be held in 2008 should submit their proposals to the Trust at the address of the Trust set forth on the first page of this Proxy Statement. Proposals must be received by the Trust no later than December 4, 2007, for consideration for inclusion in the next year’s Proxy Statement and proxy. In addition, proxies solicited by management may confer discretionary authority to vote on matters which are not included in the proxy statement but which are raised at the Annual Meeting by shareholders, unless the Trust receives written notice at such address of such matters on or before February 17, 2008.

Householding

Only one copy of the Trust’s Annual Report and the Proxy Statement is being delivered to multiple security holders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders. This procedure is referred to as “householding.” In addition, the Trust has been notified that certain intermediaries, i.e., brokers or banks, will household proxy materials. The Trust will promptly deliver upon written or oral request a separate copy of the Annual Report and/or the Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered if a separate copy of the Annual Report and/or Proxy Statement is desired. A shareholder should notify the Trust (i) if a shareholder wishes to receive a separate Annual Report and/or Proxy Statement in the future or (ii) if a shareholder is receiving multiple copies of the Annual Report and/or the Proxy Statement, but wishes to receive a single copy of the Annual Report and/or the Proxy Statement in the future. Requests should be made to Maxus Realty Trust, Inc., Attention, Diana Graves-Six, 104 Armour Road, North Kansas City, Missouri 64116, (816) 303-4500. A shareholder can contact his broker or bank to make a similar request, provided the broker or bank has determined to household proxy materials.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

A copy of the Trust’s Annual Report to Shareholders is being furnished with this Proxy Statement. The following portions of the Annual Report are incorporated herein by reference:

(i) “Management’s Discussion and Analysis,” at pages 3 to 13.

(ii) “Consolidated Financial Statements” with the independent auditors report therein, at pages F-1 to F-21.

Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that is incorporated by reference herein modifies or supersedes such earlier statement. Any such statements modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

BY ORDER OF THE. BOARD OF TRUSTEES

  /s/ DeAnn Totta
  DeAnn Totta
  Secretary
April 2, 2007
North Kansas City, Missouri

Requests for Annual Report

A copy of the Trust’s Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission for the year ended December 31, 2006 will be sent to shareholders upon request without charge. Requests should be made to Maxus Realty Trust, Inc., Attention: Diana Graves-Six, 104 Armour Road, North Kansas City, Missouri 64116.

APPENDIX A

AUDIT COMMITTEE CHARTER

CHARTER OF
MAXUS REALTY TRUST, INC.
(the "Trust")

AUDIT COMMITTEE

As Amended and Restated by the Board of Trustees

on February 11, 2004

The Trust's Board of Trustees has established an Audit Committee (the “Committee”). The following Charter will govern the purpose, organization, membership, authority and responsibilities of the Committee.

1.  Purpose. The principal purposes of the Committee is to oversee the Trust's (i) accounting and financial reporting processes and (ii) financial statement audits.1 In this regard and as more fully set forth herein, the Committee has the authority and power to:

a.  appoint, retain, replace and approve the services and set the compensation of the firm of independent public accountants to serve as the Trust’s independent auditor (the "Independent Auditor");

b.  meet with the Independent Auditor and the Trust’s management to review matters relating to financial reporting and accounting procedures and policies, the adequacy of internal controls and the scope of the audit performed by the Independent Auditor;

c.  review the results of the audit;

d.  submit any recommendations it may have from time to time to the Board of Trustees with respect to financial reporting and accounting procedures and policies, internal controls and other matters that may come to its attention;

e.  establish procedures for (i) the receipt, retention and treatment of complaints received by the Trust regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential anonymous submission by the Trust’s employees of concerns regarding questionable accounting or auditing matters; and

f.  cause the Trust to fund, as determined by the Committee, payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Trust, (ii) compensation to any advisers employed by the Committee pursuant to

__________________
1 Although the Committee has the responsibilities and powers set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Trust's financial statements and disclosures are accurate or complete or whether they have been prepared in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibility of management and the Independent Auditor.

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    the authority granted by this Charter, and (iii) the Committee's orginary administrative expenses that are necessary or appropriate in carrying out the its duties.

The Committee is also charged with the responsibility of annually reviewing the process involved in the Trust’s implementation of its Code of Conduct and to make recommendations to management and the Board regarding that process.

      2.     Organization of Committee.

a.  Number and Qualifications. The Committee must be comprised of not less than three trustees. No member will have a relationship to the Trust which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a trustee. Each member must: (i) be independent as defined under NASD Rule 4200(a)(15), (ii) meet the applicable independence requirements under the Securities Exchange Act of 1934, as amended (the "Act"), and the rules promulgated thereunder and (iii) not have participated in the preparation of the financial statements of the Trust or any current subsidiary of the Trust at any time during the past three years.2 Each member must be able to read and understand fundamental financial statements, including the Trust’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Committee. At least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In appointing members to the Committee, the Board will consider whether at least one member is a financial expert as defined in the Securities Exchange Act of 1934, as amended (the “Act”) and the rules promulgated thereunder.

b.  Committee Chairman. The Board of Trustees will appoint one member of the Committee as the Committee chairperson for such term as the Board may specify at the time of the appointment. The Committee chairperson will have the responsibility of moderating and presiding over meetings of the Committee and will have such other responsibilities as may be assigned by resolution of the Board or the Committee. If the Committee Chairman is not present, the Committee members may designate a chairman by majority vote of the Committee membership.

c.  Rules of Procedure. The Committee will operate in accordance with such rules of procedure as it may from time to time establish.

          3.         Authority
____________________
2 Under exceptional and limited circumstances, the Board may determine that membership on the Committee by an individual who is not independent, as defined in the NASD Rules, is required by the best interests of the Trust and its shareholders. In such cases, the Board will disclose, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

2

a.  General. The Committee will have the authority necessary to enable it to carry out its responsibilities as set forth in this Charter. All employees are directed to cooperate as requested by members of the Committee.

b.  Appointment of Independent Auditor. The Committee will have the sole authority to appoint, retain or replace the Independent Auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The Committee will set the compensation and have oversight responsibilities of the work of the Independent Auditor. The Independent Auditor will report directly to the Committee.

c.  Preapproval of Services. The Committee will preapprove all auditing services and permitted non-audit services (including terms and fees) to be performed for the Trust by its Independent Auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Act which are approved by the Committee prior to the completion of the audit. The Committee may delegate preapproval authority to its Chairman or to subcommittees consisting of one or more members of the Committee so long as any decision to grant preapprovals is presented to the full Committee for informational purposes at its next scheduled meeting. The Committee may provide for the preapproval of services through the adoption of additional pre-approval policies and procedures, provided the policies and procedures are detailed as to the particular services, the Committee is informed of each service and the procedures do not include delegation to management of Committee responsibilities under the Act.

d.  Advisers. The Committee may, to the extent it deems necessary or appropriate to do so, retain independent legal, accounting or other advisers. The Trust will provide for appropriate funding, as the Committee determines, to compensate the Independent Auditor and any advisers employed by the Committee and to provide for ordinary administrative expenses of the Committee that are necessary and appropriate for carrying out its duties.

4.  Responsibilities. Subject to the provisions of Section 1, the Committee will have the following duties, together with such other duties and responsibilities as the Board may delegate by resolution to the Committee from time to time.

a.  Meetings. The Committee will meet as often as it determines necessary, but at a minimum on a quarterly basis. The Committee may request any officer or employee of the Trust or the Trust's outside counsel or the Independent Auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

b.  Annual Review of Audit Committee Charter. The Committee will annually review and assess the adequacy of this Charter and make recommendations to the Board necessary to provide for the continued adequacy of this Charter to achieve its stated purpose.

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c.  Publication of Audit Committee Charter. The Committee will cause this Charter to be included as an appendix to the Trust’s proxy statement for its annual meeting of stockholders, unless a copy has been included as an appendix to the Trust’s proxy statement within the Trust’s past three fiscal years.

d.  Annual Review of Independence and Literacy of Audit Committee Members. The Committee will annually review and assess the independence and financial literacy of each Committee member according the standards set forth in the Act (and the rules promulgated thereunder) and the Trust's bylaws and report its findings to the Board regarding such matters.

e.  Selection, Evaluation and Replacement of Independent Auditor. The Committee annually will appoint a firm of independent public accountants as the Independent Auditor to audit and report on the Trust’s annual financial statements that are required to be filed with the Securities and Exchange Commission on Form 10-K and to review the Trust’s quarterly financial statements that are required to be filed with the Securities and Exchange Commission on Form 10-Q. The Committee will annually evaluate the performance of the Independent Auditor and, if deemed appropriate, replace the Independent Auditor. The Committee will report its conclusions to the Board of Trustees.

f.  Review of Certain Items with Representatives of the Independent Auditor. Annually and at such other times as may be appropriate, the Committee will review and discuss with the Independent Auditor the following matters and will take such actions with respect to the results of such reviews and discussions, including the making of recommendations to the Board, as may be appropriate and consistent with the duties of the Committee:
i.  The plan for and scope of the annual audit of the Trust’s financial statements.

ii.  The fees proposed by the Trust’s Independent Auditor for its services.

iii.  The written disclosures and the letter from the Independent Auditor required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented. The review will include an active dialogue with the Independent Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor. The Committee will be responsible for taking appropriate action in response to the Independent Auditor’s report to satisfy itself of the Independent Auditor’s independence. At least annually, the Committee also will obtain and review a report by the Independent Auditor describing the Independent Auditor’s internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Auditor, or by any inquiry or investigation by

4

governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditor, and any steps taken to deal with such issues.

iv.  The matters required to be discussed with the Independent Auditor by SAS 61 (Codification of Statements on Auditing Standards, AU 380), as may be modified or supplemented, including the Independent Auditor’s judgments about the quality, not just the acceptability, of the Trust’s accounting principles as applied in its financial reporting.2

v.  The results of the annual audit.

vi.  Any recommendations of the Independent Auditor with respect to internal controls and other financial matters, including any perceived weaknesses in the Trust’s internal controls, policies, and procedures.

vii.  Critical accounting policies and practices to be used by the Trust.

viii.  Any significant changes made by management in the basic accounting principles and reporting standards used in the preparation of the Trust’s financial statements; all alternative treatments of financial information within generally accepted accounting principles related to material items that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the Independent Auditor.

ix.  Material written communications between the Independent Auditor and management, such as (a) any engagement letter or independence letter, (b) any management letter, any schedule of unadjusted differences and a listing of adjustments and reclassifications not recorded, if any, and management's responses thereto, and (c) any reports on observations and recommendations on internal controls.

x.  Assurances provided by the Independent Auditor with respect to the compliance of the audit with the requirements of Section 10.A(a) of the Act relating to the detection of certain illegal acts, the identification of certain related party transactions and an evaluation of the Trust’s ability to continue as a going concern.

xi.  The manner in which the Trust's internal accounting department works in connection with the Independent Auditor, including management’s responses to recommendations made and plans for future audit coverage.

_______________________
3 Other matters include, if applicable, selection of new or changes in significant accounting polices or their application, methods used to account for significant unusual transactions, management judgments and accounting estimates, the auditor’s judgment about the quality of the Trust’s accounting principles and disagreements with management and difficulties encountered in the course of the work of the Independent Auditor, including any restrictions on the scope of activities or access to information.

5

xii.  The Trust's financial statements, including disclosures made in management's discussion and analysis.

g.  Review and Discussions with Management. The Committee will review and discuss the following matters with the Trust's management:

i.  The financial statements, including disclosures made in management's discussion and analysis.

ii.  Policies with respect to risk assessment and risk management; major financial risk exposures and the steps management is taking to monitor and control those exposures.

iii.  Disclosures made to the Committee by the CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies and material weaknesses in the design or operation of internal controls that are reasonably likely to adversely affect the Trust's ability to record, process, summarize and report financial data and any fraud, whether or not material, involving management or other employees who have a significant role in the Trust's internal controls.

iv.  When necessary or appropriate, items reviewed with the Independent Auditor under paragraph (f) of this Section 4.

h.  Recommendation Regarding Inclusion of Audited Financial Statements in Annual Report. Based on the review and discussions referred to in paragraphs (f) and (g)(i) of this Section 4 relating to the Independent Auditor, the annual financial statements and the audit, the Committee will provide a recommendation to the Board of Trustees as to whether the audited financial statements should be included in the Trust’s Annual Report on Form 10-K for the fiscal year in question.

i.  Internal Audit and Legal Matters. To the extent it deems such actions necessary or appropriate, the Committee may:

i.  review the appointment and replacement of persons performing the internal audit function;

ii.  review significant reports prepared by persons performing the internal audit function together with management's responses and follow up to these reports; and
iii.   review with legal counsel legal matters that could significantly impact the Trust’s financial statements.

j.  Annual Audit Committee Report. The Committee will publish a report in the annual proxy statement of the Trust over the printed signatures of each member of the Audit Committee which will state whether it has performed the duties set forth in Sections 4.f.(iii), 4.f.(iv), 4.f.(v), 4.g(i) and 4.h above.

6

k.  Information on Fees Billed. The Committee will ask the Independent Auditor to submit annually a written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the Independent Auditor: audit services, audit related services, tax compliance, tax advice and tax planning services and other services.

l.  Code of Conduct. The Committee will review the process involved in the Trust’s implementation of its Code of Conduct satisfying the requirements of the Act and the Sarbanes Oxley Act of 2002. The Committee will monitor the Trust's chief executive officer's, chief financial officer's, chief accounting officer's and controller's compliance with such Code of Conduct.

m.  Related Party Transactions. The Committee will review and approve any material transaction between the Trust and any of its subsidiaries and related parties to such companies.

n.  Complaints. The Committee will establish procedures for the receipt, retention and treatment of complaints received by the Trust regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

5. Compensation of Committee. The Committee will be compensated in accordance with the compensation policy that has been established for other committees of the Board.

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APPENDIX B

DEFINITIVE COPY

FORM OF PROXY

PROXY

MAXUS REALTY TRUST, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned does hereby appoint David L. Johnson and DeAnn Totta and each of them, the true and lawful attorneys-in-fact and proxies of the undersigned (acting by a majority hereunder), each with full power of substitution, to vote all common shares of the undersigned in Maxus Realty Trust, Inc. at the Annual Meeting of Shareholders to be held on May 8, 2007, commencing at 10:00 A.M. in the 7th Floor Conference Room at 700 W. 47th Street, Kansas City, Missouri, and at any adjournment thereof, upon all matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side of this proxy. This proxy revokes all prior proxies given by the undersigned.

With respect to the election of Trustees (Proposal 1), where no vote is specified or where a vote for all nominees is marked, the cumulative votes represented by a proxy will be cast, unless contrary instructions are given, at the discretion of the proxies named herein in order to elect as many nominees as believed possible under the then prevailing circumstances. Unless contrary instructions are given, if the undersigned withholds the undersigned's vote for a nominee, all of the undersigned's cumulative votes will be distributed among the remaining nominees at the discretion of the proxies.

(Please sign and date on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

MAXUS REALTY TRUST, INC.

May 8, 2007

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

”Please detach along perforated line and mail in the envelope provided.”

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/

1. Election of Trustees.		2. Adjournment of the meeting to allow for additional solicitation of proxies.	FOR AGAINST ABSTAIN ☐ ☐ ☐

☐ For all nominees	Nominees
	O Danley K. Sheldon	3. In their discretion, the proxies are authorized to vote upon such other as may be properly come before the meeting.	FOR AGAINST ABSTAIN ☐ ☐ ☐
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	O Christopher J. Garlich
O Monte McDowell
O W. Robert Kohorst
O Jose L. Evans
☐ FOR ALL EXCEPT	O Kevan D. Acord
(See instructions below)	O David L. Johnson

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (●)

To cumulate your vote for one or more of the above nominee(s), write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark the circle.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL AND THE NOMINEES.

IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE. BY DOING SO, YOU MAY SAVE THE TRUST THE EXPENSE OF ADDITIONAL SOLICITATION.

To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder	Date	Signature of Shareholder	Date:
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.